SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2008

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
CCH II, LLC
CCH II Capital Corp.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrants as specified in their charters)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499	43-1843179
333-77499-01	43-1843177
333-111423	03-0511293
333-111423-01	13-4257703
333-112593	86-1067239
333-112593-01	20-0259004
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(a)           Effective September 29, 2008, Jonathan L. Dolgen resigned as a member of the Board of Directors of Charter Communications, Inc. (the "Company"), the indirect parent company of Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC and CCO Holdings Capital Corp.

Attached as Exhibit 99.1 is a copy of the press release announcing Mr. Dolgen's resignation.

(b)           On September 26, 2008, Neil Smit, President and Chief Executive Officer, and the Company agreed to a restatement and amendment of his employment agreement, effective as of July 1, 2008.  Terms of the restated and amended employment agreement include the extension of the term of the agreement to June 30, 2010; an increase in his salary to $1,500,000 from $1,200,000; an increase in his target bonus from 150% of annual base salary to 200% of annual base salary; and an increase in the maximum bonus payout to 125% of the target bonus in 2008, but not less than 125% and not more than 200% of the target bonus in 2009 and 2010.  He will receive a signing bonus of $2,000,000, payable upon signing of the restated and amended agreement, provided that in the event Mr. Smit terminates his employment prior to 12/31/09, the Company will be entitled to full repayment of the signing bonus; and in the event that Mr. Smit terminates prior to 6/30/10, but after 12/31/09, then 50% of the signing bonus is repayable.  He will continue to participate in the Company's Executive Cash Award Plan.  The vesting of Mr. Smit's incentive awards from 2007 and 2008 are accelerated to vest at June 30, 2010, the termination date of the restated and amended employment agreement, and the incentive awards to be granted in 2009 and 2010 will vest at various times partially depending upon the achievement of financial targets, all as set forth in the restated and amended employment agreement. Each annual equity award in 2009 and 2010 shall have the aggregate fair value on the grant date of $6,000,000.  He is eligible to participate in other employee benefit plans, programs and arrangements available generally to other senior executives.  In the event that Mr. Smit is terminated without "Cause" or "Good Reason" (as those terms are defined in the restated and amended employment agreement), he will be entitled to a lump sum payment equal to 3 times the sum of (a) his annualized salary plus (b) 200% of his annualized salary; accelerated vesting of his equity awards under the Company's Stock Incentive Plan; and, a lump sum payment equal to 36 months of COBRA payments.

The restated and amended employment agreement is attached hereto as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 5.02:

Exhibit Number	Description

10.1	Restated and amended employment agreement (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on September 29, 2008 (File No. 000-27927)).
99.1	Press Release dated September 29, 2008. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on September 29, 2008 (File No. 000-27927)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Charter Communications Holdings, LLC, Charter Communications Holdings Capital Corporation, CCH II, LLC, CCH II Capital Corp., CCO Holdings, LLC, and CCO Holdings Capital Corp. have duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charter Communications Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: September 29, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

Charter Communications Holdings Capital Corporation Registrant

Dated: September 29, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: September 29, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCH II Capital Corp. Registrant

Dated: September 29, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings, LLC Registrant By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: September 29, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

CCO Holdings Capital Corp. Registrant

Dated: September 29, 2008

By:/s/ Kevin D. Howard Name: Kevin D. Howard Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Item 5.02:

Exhibit Number	Description

10.1	Restated and amended employment agreement (Incorporated by reference to Exhibit 10.1 to the current report on Form 8-K of Charter Communications, Inc. filed on September 29, 2008 (File No. 000-27927)).
99.1	Press Release dated September 29, 2008. (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K of Charter Communications, Inc. filed on September 29, 2008 (File No. 000-27927)).